SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: FEBRUARY 4, 2004

                         Commission File Number: 0-15235

                               MITEK SYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)

                   DELAWARE                              87-0418827
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
       incorporation or organization)

                         14145 DANIELSON STREET, SUITE B
                                 POWAY, CA 92064
                    (Address of principal executive offices)

                                 (858) 513-4600
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On February 4, 2004, Mitek Systems, Inc. issued a press release announcing the election of Michael W. Bealmear to its Board of Directors. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 7(c). EXHIBITS

      99.1  Press release dated February 4, 2004.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MITEK SYSTEMS, INC.

Date: February 4, 2004                    By: /s/ John M. Thornton
                                          --------------------------------------
                                          John M. Thornton
                                          Chairman of the Board of Directors and
                                          Chief Financial Officer
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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

99.1        PRESS RELEASE DATED FEBRUARY 4, 2004.